UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2018

SYNEOS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36730	27-3403111
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3201 Beechleaf Court, Suite 600, Raleigh, North Carolina		27604-1547
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (919) 876-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously reported, on August 1, 2017, INC Research completed its merger with Double Eagle Parent, Inc. (“inVentiv”), which is more fully described in our Current Report on Form 8-K filed on August 1, 2017. Pursuant to the terms of the merger agreement, dated as of May 10, 2017, by and between INC Research and inVentiv, at the closing, inVentiv was merged with and into INC Research (the “Merger”), and the separate corporate existence of inVentiv ceased, with INC Research continuing as the surviving corporation (the “Surviving Corporation”) in the Merger. The Surviving Corporation changed its name to Syneos Health, Inc., effective January 4, 2018.

Included in this Current Report on Form 8-K are the condensed consolidated balance sheets; condensed consolidated statements of operations; condensed consolidated statements of comprehensive loss; condensed consolidated statement of stockholders’ equity; and condensed consolidated statements of cash flow of inVentiv as of the dates and for the periods described in Item 9.01 below, as Exhibit 99.1, which is incorporated herein by reference.

Also included in this Current Report on Form 8-K is the unaudited pro forma condensed combined statement of operations for the period described in Item 9.01 below, as Exhibit 99.2, which is incorporated herein by reference. The unaudited pro forma condensed combined balance sheet at June 30, 2018 and unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2018 were not presented as the historical consolidated financial statements of Syneos Health, Inc. already reflect the effects of the Merger.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The inVentiv condensed consolidated: balance sheets as of June 30, 2017 and December 31, 2016; statements of operation and statements of comprehensive loss for the three and six months ended June 30, 2017 and 2016; statement of stockholders’ equity for the six months ended June 30, 2017; statements of cash flows for the six months ended June 30, 2017 and 2016; and the notes to condensed consolidated financial statements related thereto, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017, and the notes to unaudited pro forma condensed combined financial statement related thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference

(d)	Exhibits.

Exhibit No.	Description
99.1	The inVentiv condensed consolidated: balance sheets as of June 30, 2017 and December 31, 2016; statements of operation and statements of comprehensive loss for the three and six months ended June 30, 2017 and 2016; statement of stockholders’ equity for the six months ended June 30, 2017; statements of cash flows for the six months ended June 30, 2017 and 2016; and the notes to condensed consolidated financial statements related thereto.

99.2	The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017, and the notes to unaudited pro forma condensed combined financial statement related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNEOS HEALTH, INC.

/s/ Jason Meggs
Date: August 3, 2018	Name: Jason Meggs
Title: Chief Financial Officer